FRANKLIN STRATEGIC SERIES
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX


EXHIBIT NO.         DESCRIPTION                          LOCATION

EX-99.A1(i)           Unaudited Financial Statements dated         Attached
                      October 31, 1995

EX-99.B1(i)           Agreement and Declaration of Trust of        *
                      Franklin California 250 Growth Index Fund as of January 22, 1991

EX-99.B1(ii)          Certificate of Trust of Franklin California  *
                      250 Growth Index Fund dated January 22, 1991

EX-99.B1(iii)         Certificate of Amendment of Certificate of   *
                      Trust to the Franklin California 250 Growth
                      Index Fund dated November 19, 1991

EX-99.B1(iv)          Certificate of Amendment to the Certificate  *
                      of Trust of Franklin Strategic Series dated
                      May 14, 1992

EX-99.B2(i)           Amended and Restated By-Laws of Franklin     *
                      California250 Growth Index Fund as of April
                      25, 1991

EX-99.B2(ii)          Amendment to By-Laws dated October 27, 1994  *

EX-99.B5(i)           Management Agreement between Registrant on   *
                      behalf of Franklin Small Cap Growth Fund,
                      Franklin Global Healthcare Fund, Franklin
                      Global Utilities Fund and Franklin
                      Advisers, Inc. dated February 24, 1992

EX-99.B5(ii)          Administration Agreement between Registrant  *
                      on behalf of Franklin MidCap Growth Fund
                      and Franklin Advisers, Inc. dated April 12,
                      1993

EX-99.B5(iii)         Administration Agreement between Registrant  *
                      on behalf of FISCO MidCap Growth Fund and
                      Franklin Advisers, Inc. dated August 17,
                      1993

EX-99.B5(iv)          Management Agreement between Registrant on   *
                      behalf of Franklin Strategic Income Fund and Franklin Advisers, Inc. effective May
                      24, 1994

EX-99.B5(v)           Subadvisory Agreement between Franklin       *
                      Advisers, Inc. and Templeton Investment
                      Counsel, Inc., providing for services to Franklin Strategic Income Fund dated May
                      24, 1994

EX-99.B5(vi)          Amended and Restated Management Agreement    *
                      between Franklin Advisers, Inc. and the
                      Registrant, on behalf of Franklin
                      California Growth Fund effective July 12,
                      1993

EX-99.B6(i)           Amended and Restated Distribution Agreement  *
                      between Registrant and Franklin/Templeton
                      Distributors, Inc. on behalf of all Series except Franklin Strategic Income Series dated April 23, 1995

EX-99.B6(ii)          Amended and Restated Distribution            *
                      Agreements between Registrant and
                      Franklin/Templeton Distributors, Inc. on behalf of Franklin Strategic Income Series dated March 29, 1995

Ex-99.B6(iii)         Forms of Dealer Agreements between           *
                      Franklin/Templeton Distributors, Inc. and dealers

EX-99.B8(i)           Custodian Agreement between Registrant and   *
                      Bank of America (Franklin Small Cap Growth
                      Fund) dated May 24, 1994

EX-99.B8(ii)          Custodian Agreements between Registrant and  *
                      Citibank Delaware

EX-99.B8(iii)         Amendment to Custodian Agreement between     *
                      Registrant and Bank of America NT & SA
                      dated April 12, 1995

EX-99.B11(i)          Consent of Independent Auditors for          Attached
                      Franklin Strategic Series dated
                      December 1, 1995

EX-99.B13(i)          Letter of Understanding dated August 20,     *
                      1991

EX-99.B13(ii)         Letter of Understanding dated April 12,       *
                      1995

EX-99.B13(iii)        Letter of Understanding for Franklin         Attached
                      Natural Resources Fund, dated June 5, 1995

EX-99.B14(i)          Copy of Model Retirement Plan                 *

EX-99.B15(i)          Amended and Restated Distribution Plan        *
                      between Franklin Strategic Series and
                      Franklin Templeton Distributors, Inc. on behalf of Franklin California Growth Fund,
                      Franklin Small Cap Growth Fund, Franklin
                      Global Health Care Fund and Franklin Global
                      Utilities Fund dated July 1, 1993

EX-99.B15(ii)         Distribution Plan between Franklin           *
                      Strategic Series and Franklin Templeton
                      Distributors, Inc. on behalf of Franklin
                      Global Utilities Fund-Class II dated March
                      30, 1995

EX-99.B15(iii)        Distribution  Plan pursuant to Rule 12b-1    *
                      between Registrant, on behalf of the
                      Franklin  Strategic  Income Fund, and
                      Franklin Distributors, Inc. dated May 24,
                      1994

EX-99.B15(iv)         Distribution Plan pursuant to Rule 12b-1     *
                      between the Registrant on behalf of the
                      Franklin Natural Resources Fund and
                      Franklin/Templeton Distributors, Inc. dated
                      June 1, 1995

EX-99.B16(i)          Schedule for Computation                     *

EX-99.B17(i)          Power of Attorney for Franklin Strategic     *
                      Series dated February 16, 1995

EX-99.B17(ii)         Power of Attorney for MidCap Growth          *
                      Portfolio dated June 29, 1995

EX-99.B17(iii)        Certificate of Secretary for Franklin        *
                      Strategic Series dated February 16, 1995

EX-99.B17(iv)         Certificate of Secretary for MidCap Growth   *
                      Portfolio dated June 29, 1995

EX-99.B18(i)          Form of Multiple Class Plan                  *


*  Incorporated by reference